Listing Report:Supplement No. 24 dated Jul 07, 2011 to Prospectus dated Jun 23, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jun 23, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jun 23, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 507807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1992	Debt/Income ratio:	26%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	4y 10m
Amount delinquent:	$9	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,883	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	spirited-commerce	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to...consolidate/pay off

My financial situation:
I am a good candidate for this loan because...my income is steady and high

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1999	Debt/Income ratio:	36%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	16y 10m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,668	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	credit-sherpa2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to...upgrade my kitchen

My financial situation:
I am a good candidate for this loan because...I have a good salary and pay all my bills on time.

Monthly net income: $3400
Monthly expenses: $
Housing: $726
Insurance: $
Car expenses: $402
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$175.76

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2001	Debt/Income ratio:	3%
Credit score:	760-779 (Jul-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	vigilance-baker	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation (A ratting)
Purpose of loan: (if you want a solid return from a solid person with great credit! This is your chance!)
As a college Admissions Rep, I get reimbursed for expenses such as gas, hotel, phone. reimbursement can sometimes take 3-4 months. In the mean time, I must carry these balances on cards. I have credit cards with high interest rates of 16-18%. I would rather pay a lower loan rate to Prosper lenders.

I am a good candidate for this loan because I'm employed by a college.
My Sept. - May bi-weekly net paycheck is $2100 plus another $950 from investment income..
Monthly expenses:
$1950 - mortgage, etc.
$ 400- Food
$ 280- Utilities
$ 0- TV, Internet, phone (company paid)
$ 70 - Cell phones
$2700- Total

As you can see, the 1st bi-weekly check plus the investment income($3050) covers all our expense. I can EASILY cover the monthly automatic payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$70.30

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1978	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,269	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	intelligent-kindness649	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for paying debt
Purpose of loan: pay a bill
This loan will be used to...pay a bill

My financial situation:
I am a good candidate for this loan because... I am employed and can repay the loan before the 3 years

Monthly net income: $2700.00
Monthly expenses: $
Housing: $
Insurance: $200
Car expenses: $
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: 900
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1985	Debt/Income ratio:	41%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	18 / 15	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,927	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	calvinskid07	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
This loan will be used to pay my credit cards with high interest rates.

I have been on long-term disability for the past 5 years and receive income from Social Security and private insurance, so my income is very steady.

I am a good candidate for this loan because I am currently making all payments on time and will always make my Prosper payment on time as well. This loan would help me start to achieve my eventual goal of paying off all consumer debt - beginning with the higher interest rate credit cards and being able to pay them off in 3 years.

Thank you in advance for viewing my listing and I hope you'll decide to help me with my goal which would be a win-win for both of us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,600.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,600	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$113.23

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1994	Debt/Income ratio:	27%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,332	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	focused-ore0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Fence
Purpose of loan:
This loan will be used to...replace, extend and stain wood fence surrounding house.

My financial situation:
I am a good candidate for this loan because...I consistently ensure that my monthly obligations are taken care of and that I'm never late. I also have a guaranteed military paycheck.

Monthly net income: $5100
Monthly expenses: $
Housing: $1700
Insurance: $120
Car expenses: $430
Utilities: $300
Phone, cable, internet: $70
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $600
Other expenses: $ 925 Ret Fund
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$823.21

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1989	Debt/Income ratio:	34%
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	vivid-peso6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory Purchase for business
Purpose of loan:
This loan will be used to purchase new inventory for my business to expand my consumer base.

My financial situation:
I am a good candidate for this loan because I have never been late on any of my financial obligations and my debt to income ratio is very low.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1996	Debt/Income ratio:	10%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	8	Current / open credit lines:	3 / 3	Length of status:	0y 3m
Amount delinquent:	$43,717	Total credit lines:	44	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$450	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	ecstatic-rate463	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle loan
Purpose of loan: Buy a motorcycle
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I am currently paying bills on time and am rebuilding credit.

Monthly net income: $2100
Monthly expenses: $1000
Housing: $250
Insurance: $
Car expenses: $200
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $100
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$246.06

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1988	Debt/Income ratio:	7%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,181	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	SF-Professional	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan Before Bonus
My Fiance and I are getting married in September, but I won't get paid my bonus until early next year. I''m worried that some of the costs may run over and want to be able to bridge our finances until I'm paid my bonus.

My financial situation: My finances are fine, my only issue is that I just moved to California, and have had my job for 4 months (great job with a company that will be around forever)

I am a good candidate for this loan because I will meet my obligations and am genuinely honest, fair and easy to reach.

Monthly net income: $7,000
Monthly expenses: $3,500
Housing: $2,200
Insurance: NA
Car expenses: NA
Utilities: $35
Phone, cable, internet: $100
Food, entertainment: $650
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$107.49

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1995	Debt/Income ratio:	22%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$3,705	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	kayakjak	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	580-599 (Aug-2008)
Principal balance:	$121.18	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Home Improve,ent New Windows/Siding
Purpose of loan:
This loan will be used to install new windows and siding on home. I have already started this project but need to invest a little more to finish the job. I have installed and purchased most of the siding already. Our home is in excellent condition. I just put on a new roof last summer and interior is newly redone. We also did a bathroom renovation.

My financial situation:
I am a good candidate for this loan because I am employed full time and will make the monthly payments required for this loan. I had a loan funded two years ago with Prosper and have just two payments left with 100% payments on time and completed.

Monthly net income: $4996
Monthly expenses: $3800
Housing: $650
Insurance: $225
Car expenses: $240
Utilities: $160
Phone, cable, internet: $200
Food, entertainment: $700
Clothing, household expenses: $200
Credit cards and other loans: $400
Other expenses: $980
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$823.21

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1997	Debt/Income ratio:	13%
Credit score:	760-779 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,132	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	the-money-marauder	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan App
Purpose of loan:
This loan will be used to fund some home remodeling. We are updating the kitchen and are expecting our 4th child so would like to fix up a baby room

My financial situation:
I am a good candidate for this loan because ...

Good DTI ~16%(including mortgage)
Stable job and income (180K per year salary), engineer w/ graduate degree
Great FICO 757
Mortgage is not underwater 75% LTV
Not much in terms of revolving debt.

Monthly debt service is:
$650 Honda Odyssey Car payment
$480 Graduate Student Loan
$1225 Mortgage payment (incl RE taxes and homeowner's insurance)
$45 Heloc

Normally I would use the heloc, but the bank reduced the available credit when they reassessed the value of the home.

I thank you for your interest in my application. I will be happy to answer any questions that may help you make a funding decision.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$635.90

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-2006	Debt/Income ratio:	14%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,584	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	kendong	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Safest borrower: $300K collateral
Dear lenders,

I?ve signed a contract to purchase a commercial coop office in Flushing, Queens, NYS. I will put 50% down and need a mortgage loan for the rest. My plan is to collect 25K here and get the rest down by another lender. Your investment will be secured by the property.

I re-organize my summary as follows for your review:

Financial Information:
Purchase amount: 277,000
Loan amount needed: 147,000 (flexible)

Past 2 yrs Tax returns:
2010- Total AGI: 20821
2009- Total AGI: 31337

Estimated 2011 Major Incomes:
W2 Salary and others: abt 50000

Credit Score: abt 700

Properties that available as collateral:
1 Residential Coop unit in NYC purchased at 137K in cash, no mortgage or other liens

So long story in short, I am here not because I'm financially in trouble, but because I want to use my money to make more money--That office can be easily rent out for $2500 per month. Contact me for a private offer!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$493.93

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,121	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	skuld1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some debts

My financial situation:
I am a good candidate for this loan because I have an outstanding credit history and have never missed payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$356.44

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1990	Debt/Income ratio:	32%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	16y 5m
Amount delinquent:	$9,422	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,033	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	MarwariNumber1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 53% )	720-739 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	17 ( 47% )	700-719 (Feb-2010) 700-719 (Nov-2009) 720-739 (Feb-2008) 720-739 (Jan-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
NEED TO PAY IRS AND MEDICAL BILLS
Purpose of loan:
This loan will be used to..PAY THE IRS AND SOME MEDICAL BILLS.

My financial situation:
I am a good candidate for this loan because.,THIS WILL BE MY SECOND LOAN,I HAD PREVIOUSLY BORROWED $20,000 WHICH WAS PAID OFF WITHOUT ANY LATE PAYMENTS,PLEASE CALL CUSTOMER SERVICE AND VERIFY MY PAYMENT HISTORY,ALSO I AM STILL EMPLOYED WITH THE SAME COMPANY FOR 16 PLUS YEARS.I RECENTLY GOT AUDITED AND OWE THE IRS SOME MONEY AND HAVE TO PAY MY IN-LAWS MEDICAL BILLS.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$329.28

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1993	Debt/Income ratio:	5%
Credit score:	820-839 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 2	Length of status:	13y 11m
Amount delinquent:	$1,872	Total credit lines:	22	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$77	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	return-recruiter9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'm 50 years old and very reliable.
I really want a decent boat before I get to old to enjoy it. I'm 50 years old. I want to enjoy my grandkids before 'grandpaw' is no longer fun.

I am a good candidate for this loan because, I've had excellent credit for my entire life until my recent divorce and I'm debt free.
(except for my home).

Now my credit rating is a just little short.

So, I need a lttle help short term.

I will always pay on time and I will likely pay my loan off early.

Thanks very much
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,800.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,800	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$239.03

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	14y 3m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,286	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	rapid-liberty3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to purchase time share

My financial situation:
I am a good candidate for this loan because... 14+ years as an engineer with the same company and a home owner. I also have a good track record of repaying my loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$391.86

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2001	Debt/Income ratio:	32%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,782	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	rate-britches	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trailer
Purpose of loan: buy a new trailer
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $750.00
Insurance: $65.00
Car expenses: $150.00
Utilities: $60.00
Phone, cable, internet: $150.00
Food, entertainment: $
Clothing, household expenses: $30.0
Credit cards and other loans: $300.0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$226.82

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1977	Debt/Income ratio:	42%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 12	Length of status:	19y 2m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,923	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	dkidd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	760-779 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	760-779 (Jan-2010) 700-719 (May-2009) 680-699 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
need$
Purpose of loan: pay off higher interest rate debt
This loan will be used to...pay off higher interest rate debt

My financial situation:
I am a good candidate for this loan because...I have been steadily reducing my debt and may be debt free in about two years. I had a loan with Prosper previously and was never late with a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2000	Debt/Income ratio:	15%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,688	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	competent-power3	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan: debt consolidation
This loan will be used to...pay off high interest credit cards (when i pay them off i will also close these credit card accounts) mainly due to wife's medical bills, children's dentist and some much needed new furniture.

My financial situation:
I am a good candidate for this loan because...i work at a steady food industryt job in utah. by paying off all the debt and make one monthly payment to prosper i will be in better financial control. I plan on paying off this loan in 1 1/2 year.

Monthly net income: $4,000 including wife's income
Monthly expenses: $1000
Housing: $900
Insurance: $90
Car expenses: $gas & insurance only.
Utilities: $200
Phone, cable, internet: $95
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $380
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$102.05

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2005	Debt/Income ratio:	10%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,918	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	courteous-investment390	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to fund a wedding.

My financial situation:
I am a good candidate for this loan because I have always been responsible with my money. I am a recent college graduate, and just finished paying off my car. My fiance and I are having a fairly modest wedding, and he would be willing to co-sign if more income is required.

Monthly net income: $1200
Monthly expenses: $445
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $120
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $75
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$366.43

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1986	Debt/Income ratio:	17%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	16y 6m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,017	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	jrw1217	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	43 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,800.00	< 31 days late:	0 ( 0% )	760-779 (Jun-2010) 700-719 (Jun-2008) 680-699 (Apr-2008) 720-739 (Oct-2007)
Principal balance:	$1,705.98	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
My loan for debt consolidation
Purpose of loan: This loan will be used to pay off debt that I have and provide cash for emergencies. This loan will increase my monthly cash flow.
My financial situation: I am a good candidate for this loan because I have been very responsible in paying my bills in the past 5 years. There was a time a several years ago that I worked and invested in a business that flopped and hurt my credit record. Nothing like that exists now. Deliquencies were from business loans from many years ago I signed for. All my credit card payments and loan payments have been on time every single month for the past 5 plus years. The listed income, verified by prosper, does not include 2 rental properties I own that currently bring in an additional $850.00 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$175.76

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1999	Debt/Income ratio:	7%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	0y 4m
Amount delinquent:	$2,822	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,006	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	wealth-eagle9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Bills
Purpose of loan:
This loan will be used to...
Consolidate Bills

My financial situation:
I am a good candidate for this loan because...
Pay all debts on time

Monthly net income: $3000
Monthly expenses: $300
Housing: $500
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $400
Clothing, household expenses: $0
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$98.79

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-2007	Debt/Income ratio:	2%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$72	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	LuxeCouture	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Summer Expenses
Starting next month I will begin my full time job, but I have a couple things I want to buy now: like some clothes, especially business clothes for my new job; and a Mac. My financial situation is amazing. My credit history is flawless. I need $3,000 to realize my short term goals. I am a good candidate for this loan because I pay my bills on time. In fact, I'm only 22 and I already have an American Express card. I've been raised by cheap Wall Street brokers, so I know how to manipulate money, and I especially know how to score an A on my credit score. I still live at home, so I have no expenses. In fact the only debt I will have will be this small loan.
Monthly net income: $1,000-3,000
Monthly expenses: $500
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,100.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$85.72

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1997	Debt/Income ratio:	8%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 2	Length of status:	17y 7m
Amount delinquent:	$150	Total credit lines:	47	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,485	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	24	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	orderly-worth2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to pay off my short term loan and bills.

My financial situation:
I am a good candidate for this loan because I want my life back.

Monthly net income: $ 3800
Monthly expenses: $
Housing: $ 600
Insurance: $ 70
Car expenses: $ 100
Utilities: $ 30
Phone, cable, internet: $ 50
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$261.29

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2000	Debt/Income ratio:	19%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 3	Length of status:	14y 8m
Amount delinquent:	$445	Total credit lines:	13	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$231	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	payment-utopia3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a lil help
Purpose of loan:
This loan will be used to get caught up from a bad relationship, which I had to move and automobile trouble.

My financial situation:
I am a good candidate for this loan because I have steady income from my monthly pension from the state of MD and I am employed by FedEx as a supervisor, in which I get paid weekly. Once being able to pay my bills off or current I will have enough to repay the loan in a timely manner. Unlike now I'm trying to play catch up and am falling behind even further.

Monthly net income: $3500
Monthly expenses: $2100
Housing: $900
Insurance: $70
Car expenses: $375 + 100gas
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $200
Credit cards and other loans: $1800
Other expenses: $170 month furniture bill ($1200 balance)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$210.91

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1990	Debt/Income ratio:	7%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,346	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	competent-hope7	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Logan
Purpose of loan: wedding expenses
This loan will be used to...

My financial situation: Bank of Salem
I am a good candidate for this loan because...I have 2 incomes - 1 a retirement and 2 teacher pay in another state.

Monthly net income: $4700
Monthly expenses: $2570
Housing: $450
Insurance: $105
Car expenses: $0
Utilities: $300
Phone, cable, internet: $210
Food, entertainment: $320
Clothing, household expenses: $150
Credit cards and other loans: $200
Other expenses: $225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$246.06

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1983	Debt/Income ratio:	20%
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,142	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	30	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	sweet-nickel3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
koolmanny
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$181.11

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1995	Debt/Income ratio:	29%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,129	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	legend785	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing My Business
Purpose of loan:
This loan will be used to expand my educational business. I have created several educational programs that are popular throughout the country. This loan will help me expand those offerings and begin creating versions in new formats that people have been asking for.

My financial situation:
I am a good candidate for this loan because I pride myself on having excellent credit. I am a homeowner who always pays my bills on time. I have never defaulted on any debt in my life. My wife and I both have steady jobs, in secure, recession proof industries, where we are both well liked and moving up quickly.

I appreciate your support, and your investment in our future.
Best Wishes.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 513544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1999	Debt/Income ratio:	10%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	12	Current / open credit lines:	1 / 1	Length of status:	3y 10m
Amount delinquent:	$349	Total credit lines:	55	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	dasmith3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking Loan for Repair Purposes
Purpose of loan:
Seeking to do repairs on two cars that I own..

My financial situation:
I am a good candidate for this loan because I have a very strong earnings with little debt. My debt to income ratio is at 11.2%. I have no mortgage. My usual expenses are small as I am frugal with my spending.

Monthly net income: $6,690
Housing: $0
Insurance: $153
Car expenses: $300 (gas)
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $500
Credit cards and other loans: $750
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 514142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2005	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	the-durable-liberty	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RV/Trailer to use as permanent
Purpose of loan:
This loan will be used to...
Purchase a RV/Trailer to place on parents land. My boyfriend and I are both full time hard workers determined to secure our financial future. His parents are graciously allowing us to stay on their land rent free and utility free so that we can build our future.

My financial situation:
I am a good candidate for this loan because...
I share my minimal expenses with my boyfriend who also has a steady full time job. I have repaid all my debts, currently have no credit card debt, car payments or soon to be housing payments.

Monthly net income: $1216.00
Monthly expenses: $449.00 (40% of net income)
Housing: $0.00
Insurance: $24.00
Car expenses: $0.00
Utilities: $0.00
Phone, cable, internet: $75.00
Food, entertainment: $300.00
Clothing, household expenses: $0.00
Credit cards and other loans: $0.00
Other expenses: $50.00 MISC
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$285.74

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1997	Debt/Income ratio:	28%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,728	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	balance-elm1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate 2 of my high interest credit cards into one payment at a lower percentage than the current 29.99%. The rest of my debt is consolidated all at lower interest rates. My goal is to be debt free in 3 years.

My financial situation:
I have a good paying job from a reputable company that I have been at for 4 years. Prior to that I had worked for a company for 13 years.
I am in the process of purchasing the home I have been renting for the past 4 years. I a savings for emergencies, investment and a 401K through my work. I have been and continue to be responsible to pay all of my payments on time.

Monthly net income: $3601
Monthly expenses: $2907
Housing: $750
Insurance: $48
Car expenses: $34
Utilities: $100
Phone, cable, internet: $110
Food, entertainment: $350
Clothing, household expenses: $50
Credit cards and other loans: $ 1425
Other expenses: $40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1992	Debt/Income ratio:	47%
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	20y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,922	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	worth-allocator1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to make improvements to my home.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1996	Debt/Income ratio:	7%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	16	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$761	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	finance-solo1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SLOT TECH
Purpose of loan:
This loan will be used to...FINISH MY HOUSE RENOVATION. SINCE MY WIFE OF 27 YEARS PASSED AWAY LAST NOVEMBER, I PROMISED HER I WOULD FINISH IT FOR HER.
My financial situation:
I am a good candidate for this loan because...MY WORK RECORD AND MY ABILITY TO PAY THIS LOAN OFF FOR MY PROMISE TO MY LATE WIFE!

Monthly net income: $2200.00
Monthly expenses: $1252.94 (TOTAL OF ALL EXPENSES)
HOUSE PAYMENT: $334.94
CAR EXPENSES: $80.00
UTILITIES: $125.00
PHONE, CABLE, INTERNET: $150.00
FOOD, ENTERTAINMENT: $100.00
CLOTHING: $50.00
CAR LOAN: $414.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$351.52

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	5%
Credit score:	740-759 (Jul-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$269	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	visionary-gold119	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pastor
Purpose of loan: expand church program
This loan will be used to...improvement for church

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 8500.00
Monthly expenses: $ 3900.00
Housing: $ 1550.00
Insurance: $ 250.00
Car expenses: $850.00
Utilities: $300.00
Phone, cable, internet: $150.00
Food, entertainment: $200.00
Clothing, household expenses: $250.00
Credit cards and other loans: $350.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$265.33

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1999	Debt/Income ratio:	18%
Credit score:	640-659 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	durability-iris7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our Forever Home
Purpose of loan:
This loan will be used toward closing costs for a foreclosure home purchase. It is a fixer-upper so a regular FHA loan would not work because of its strict move-in ready requirements. We are going instead with a fannie mae loan so our closing costs have increased and are beyond what we had initially saved.

My financial situation:
I am a good candidate for this loan because I am very diligent about making sure things are paid on time. Also, as you can see from my current monthly expenses I have the majority of my earnings available to pay a loan off in full and on time.

Monthly net income: $1600
Monthly expenses: $100
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $100
Phone, cable, internet: $80
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$351.52

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1998	Debt/Income ratio:	40%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,963	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	transaction-voyager2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dengessr
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$73.30

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-2005	Debt/Income ratio:	15%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,390	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	steveostevester7	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2009) 620-639 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Remodel My Bathroom
Purpose of loan: I am using this to remodel my spare bathroom so that i am able to rent out the extra room and bath that i have.

My financial situation: I am in a solid financial situation, i am in the us military and also have another government job, as well as the government job that my wife holds
I am a good candidate for this loan because i have had a loan through prosper before and did not default giving me a little credibility and trust.

Monthly net income: $5800
Monthly expenses: $3400
Housing: $1100
Insurance: $93
Car expenses: $130 and 311
Utilities: $165
Phone, cable, internet: $150
Food, entertainment: $50
Credit cards and other loans: $200

The room that i am renting out will bring in another $650 a month so i will be able to pay this back with no problems. please show your faith in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$98.07

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	8y 0m
Amount delinquent:	$14,034	Total credit lines:	78	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,835	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	lwhalen66	Borrower's state:	Florida	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	68 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2010) 680-699 (Jun-2008) 660-679 (Nov-2007) 680-699 (Mar-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	68
Description
My personal loan
Purpose of loan:
This loan will be used to.aid my ability to purchase a new car for my daughter after her car was totally destroyed in a four car pile up. The settlement does not afford a newer car for her travel to school and work.

My financial situation:
I am a good candidate for this loan because.I have always paid my creditors in full and on time until pay off, including prosper in the past.. The only negative in my current credit is the home I am short selling with a Realtor that I lived in for nine years before my divorce and our move,.. I noted this due to the obvious reluctance of investors providing me a quick loan at prosper, which is not the norm for me at all.

Monthly net income: $3500
Monthly expenses: $200
Housing: $700
Insurance: $99
Car expenses: $230
Utilities: $120
Phone, cable, internet: $99
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	19.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	9.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1996	Debt/Income ratio:	39%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,886	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	tremendous-diversification772	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to fund my wedding

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3600
Monthly expenses: $
Housing: $1100
Insurance: $
Car expenses: $
Utilities: $60
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$351.52

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1998	Debt/Income ratio:	8%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	12y 6m
Amount delinquent:	$40,836	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$3,427	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	vigilance-chemistry	Borrower's state:	Pennsylvania	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to buy my girlfriend an engagement ring.

My financial situation:
I am a good candidate for this loan because I have a very lucrative position at our stable and growing family insurance business. My earnings continue to increase and I have selected a ring value that is well within my monthly budget. I am very careful about watching my expenses. Several years ago I did suffer from a medical condition that resulted in a personal bankruptcy, but I am now completely healthy and moving forward in my career. My health is great now and I am rebuilding my career and credit. As a result of my past traditional lending options are not as readily available, but rest assured I can satisfy the terms of this loan. Please consider investing in me and I promise you will be rewarded for taking the risk with a nice rate of return on your investment.

Monthly net income: $5,200
Monthly expenses: $2,250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,500	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$238.23

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2001	Debt/Income ratio:	21%
Credit score:	800-819 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	mjpka17	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	800-819 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	800-819 (Jul-2009)
Principal balance:	$6,087.45	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Refinancing Existing Prosper Loan
Purpose of loan: To refinance my current Prosper Loan

This loan will be used to...
Pay off my current loan

My financial situation: Full time employee for a major wireless carrier, with a full time employed spouse

I am a good candidate for this loan because...

I have not missed a single payment on my current loan and this will cut the monthly payment of that loan in half. I own three rental properties with monthly income of $3,350. Our annual household income exceeds $150,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1992	Debt/Income ratio:	47%
Credit score:	720-739 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	10y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,327	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	brilliant-exchange5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dog tired
Purpose of loan: Consolidate debt
This loan will be used to restructure my finances, and with no more vet visits are required. I would like to combine my previous debt and this debt together so I?m not paying out over $900 to interest only. With one lower payment, I?m planning on taking the difference and transferring it into a savings fund for future emergencies.

My financial situation:
I am a good candidate for this loan because I have been paying my cards on time but not able to put anything aside to prevent this from happening again. And with this loan, I will be able to pay of my debt in 3 years and also create a savings.

Monthly net income: $2600
Monthly expenses: $2241.33
Housing: $300
Insurance: $162.53
Car expenses: $376.51
Utilities: $60
Phone, cable, internet: $71.14
Food, entertainment: $100
Clothing, household expenses: $50
Credit cards and other loans: $900
Other expenses: $221.15
Information in the Description is not verified.